EFFECTIVE FEBRUARY 14, 2005,
THE NEW RATIO IS TWO
GLOBAL DEPOSITARY SHARES
REPRESENT ONE DEPOSITED
SHARE

No. 333-7706
EXHIBIT A

GLOBAL DEPOSITARY
SHARES
(Each Global
Depositary
Share represents one
deposited Share)



THE BANK OF NEW YORK
GLOBAL DEPOSITARY
RECEIPT
FOR SHARES OF COMMON
STOCK,
PAR VALUE JPY 50 PER
SHARE, OF
ARISAWA
MANUFACTURING CO.,
LTD.
(INCORPORATED UNDER
THE LAWS OF JAPAN)

		The Bank
of New York, as
depositary
(hereinafter called
the Depositary),
hereby certifies
that_______, or
registered assigns
IS THE OWNER OF _
GLOBAL DEPOSITARY
SHARES

representing
deposited shares of
common stock (herein
called Shares) of
ARISAWA
MANUFACTURING CO.,
LTD., incorporated
under the laws of
Japan (herein called
the Company).  At
the date hereof,
each Global
Depositary Share
represents one Share
deposited or subject
to deposit under the
Deposit Agreement
(as such term is
hereinafter defined)
at the principal
Tokyo, Japan office
of The Bank of
Tokyo- Mitsubishi,
Ltd. (herein called
the Custodian).  The
Depositarys
Corporate Trust
Office is located at
a different address
than its principal
executive office.
Its Corporate Trust
Office is located at
101 Barclay Street,
New York, N.Y.
10286, U.S.A., and
its principal
executive office is
located at 48 Wall
Street, New York,
N.Y. 10286, U.S.A.

THE DEPOSITARYS
CORPORATE TRUST
OFFICE ADDRESS IS
101 BARCLAY STREET,
NEW YORK, N.Y.
10286, U.S.A.

		1.  THE
DEPOSIT AGREEMENT.

		This
Global Depositary
Receipt is one of an
issue (herein called
Receipts), all
issued and to be
issued upon the
terms and conditions
set forth in the
amended and restated
deposit agreement,
dated as of October
10, 1997 (herein
called the Deposit
Agreement), by and
among the Company,
the Depositary, and
all Owners and
Beneficial Owners
from time to time of
Receipts issued
thereunder, each of
whom by accepting a
Receipt agrees to
become a party
thereto and become
bound by all the
terms and conditions
thereof.  The
Deposit Agreement
sets forth the
rights of Owners and
Beneficial Owners of
the Receipts and the
rights and duties of
the Depositary in
respect of the
Shares deposited
thereunder and any
and all other
securities, property
and cash from time
to time received in
respect of such
Shares and held
thereunder (such
Shares, securities,
property, and cash
are herein called
Deposited
Securities).  Copies
of the Deposit
Agreement are on
file at the
Depositarys
Corporate Trust
Office in New York
City and at the
principal Tokyo,
Japan office of the
Custodian.

		The
statements made on
the face and reverse
of this Receipt are
summaries of certain
provisions of the
Deposit Agreement
and are qualified by
and subject to the
detailed provisions
of the Deposit
Agreement, to which
reference is hereby
made.  Capitalized
terms defined in the
Deposit Agreement
and not defined
herein shall have
the meanings set
forth in the Deposit
Agreement.

		2.
SURRENDER OF
RECEIPTS AND
WITHDRAWAL OF
SHARES.

		Upon
surrender at the
Corporate Trust
Office of the
Depositary of this
Receipt, and upon
payment of the fee
of the Depositary
provided in this
Receipt, and subject
to the terms and
conditions of the
Deposit Agreement,
the Owner hereof is
entitled to
delivery, to him or
upon his order, as
permitted by
applicable law, of
the Deposited
Securities at the
time represented by
the Global
Depositary Shares
for which this
Receipt is issued.
Delivery of such
Deposited Securities
may be made by the
delivery of (a)
certificates in the
name of the Owner
hereof or as ordered
by him or
certificates
properly endorsed or
accompanied by
proper instruments
of transfer and (b)
any other
securities, property
and cash to which
such Owner is then
entitled in respect
of this Receipt.
Such delivery will
be made at the
option of the Owner
hereof, either at
the principal Tokyo,
Japan office of the
Custodian or at the
Corporate Trust
Office of the
Depositary, provided
that the forwarding
of certificates for
Shares or other
Deposited Securities
for such delivery at
the Corporate Trust
Office of the
Depositary shall be
at the risk and
expense of the Owner
hereof.
Notwithstanding
anything to the
contrary in the
Deposit Agreement,
during the
Restricted Period,
no Deposited
Securities may be
withdrawn upon the
surrender of this
Receipt unless at or
prior to the time of
surrender, the
Depositary shall
have received a duly
executed and
completed written
certification and
agreement, in
substantially the
form of Annex II to
the Deposit
Agreement, by or on
behalf of the person
surrendering such
Receipt who will be
the beneficial owner
of such Deposited
Securities.

		Prior to
the expiration of
the Restricted
Period, no Owner may
transfer Global
Depositary Shares or
Shares represented
thereby to, or for
the account of, a
qualified
institutional buyer
as defined in Rule
144A (QIB) unless
such Owner (i)
withdraws such
Shares in accordance
with Section 2.05 of
the Deposit
Agreement and (ii)
instructs the
Depositary to
deliver the Shares
so withdrawn to the
account of the
custodian under the
Rule 144A Deposit
Agreement for
issuance thereunder
of Rule 144A GDSs to
or for the account
of such QIB.
Issuance of such
Rule 144A GDSs will
be subject to the
terms and conditions
of the Rule 144A
Deposit Agreement
with respect to the
deposit of Shares
and the issuance of
Rule 144A GDSs,
including delivery
of the duly executed
and completed
written certificate
and agreement
required under
Section 2.02 of the
Rule 144A Deposit
Agreement, by or on
behalf of the person
acquiring beneficial
ownership of such
Rule 144A GDRs,
representing that
such person is a QIB
and agreeing that it
will comply with the
restrictions on
transfer set forth
in the Rule 144A
Deposit Agreement
and to payment of
the fees, charges
and taxes provided
therein.


		3.
TRANSFERS, SPLIT-
UPS, AND
COMBINATIONS OF
RECEIPTS.

		The
transfer of this
Receipt is
registrable on the
books of the
Depositary at its
Corporate Trust
Office by the Owner
hereof in person or
by a duly authorized
attorney-in- fact,
upon surrender of
this Receipt
properly endorsed
for transfer or
accompanied by
proper instruments
of transfer and
funds sufficient to
pay any applicable
transfer taxes and
the expenses of the
Depositary and upon
compliance with such
regulations, if any,
as the Depositary
may establish for
such purpose.  This
Receipt may be split
into other such
Receipts, or may be
combined with other
such Receipts into
one Receipt,
evidencing the same
aggregate number of
Global Depositary
Shares as the
Receipt or Receipts
surrendered.  As a
condition precedent
to the execution and
delivery,
registration of
transfer, split-up,
combination, or
surrender of any
Receipt or
withdrawal of any
Deposited
Securities, the
Depositary, the
Custodian, or
Registrar may
require payment from
the depositor of the
Shares or the
presentor of the
Receipt of a sum
sufficient to
reimburse it for any
tax or other
governmental charge
and any stock
transfer or
registration fee
with respect thereto
(including any such
tax or charge and
fee with respect to
Shares being
deposited or
withdrawn) and
payment of any
applicable fees as
provided in this
Receipt, may require
the production of
proof satisfactory
to it as to the
identity and
genuineness of any
signature and may
also require
compliance with any
regulations the
Depositary may
establish consistent
with the provisions
of the Deposit
Agreement or this
Receipt, including,
without limitation,
this Article 3.

		The
delivery of Receipts
against deposit of
Shares generally or
against deposit of
particular Shares
may be suspended, or
the transfer of
Receipts in
particular instances
may be refused, or
the registration of
transfer of
outstanding Receipts
generally may be
suspended, during
any period when the
transfer books of
the Depositary, the
Company or the
Foreign Registrar,
as applicable, are
closed, or if any
such action is
deemed necessary or
advisable by the
Depositary or the
Company at any time
or from time to time
because of any
requirement of law
or of any government
or governmental body
or commission, or
under any provision
of the Deposit
Agreement or this
Receipt, or for any
other reason,
subject to the
provisions of the
following sentence.
Notwithstanding
anything to the
contrary in the
Deposit Agreement or
this Receipt, the
surrender of
outstanding Receipts
and withdrawal of
Deposited Securities
may not be suspended
subject only to (i)
temporary delays
caused by closing
the transfer books
of the Depositary or
the Company or the
deposit of Shares in
connection with
voting at a
shareholders
meeting, or the
payment of
dividends, (ii) the
payment of fees,
taxes and similar
charges, and (iii)
compliance with any
U.S. or foreign laws
or governmental
regulations relating
to the Receipts or
to the withdrawal of
the Deposited
Securities.  Without
limitation of the
foregoing, the
Depositary shall not
knowingly accept for
deposit under the
Deposit Agreement
any Shares required
to be registered
under the provisions
of the Securities
Act, unless a
registration
statement is in
effect as to such
Shares.

		In all
instances, the
Global Depositary
Shares represented
by a Receipt may
only be presented
for cancellation and
release of the
underlying Shares or
other Deposited
Securities in
multiples of 1,000
Global Depositary
Shares.  Owners of
Receipts
representing less
than 1,000 Global
Depositary Shares
will not be entitled
to delivery of any
underlying Shares or
other Deposited
Securities unless
such Receipts,
together with other
Receipts presented
by the same Owner at
the same time,
represent in the
aggregate at least
1,000 Global
Depositary Shares.
Upon surrender of a
Receipt or Receipts
by an Owner to the
Depositary, then as
a result of, and to
the extent required
by, the operation of
applicable
provisions of the
Japanese Commercial
Code or any other
Japanese law, the
Depositary will
effect the delivery
to such Owner of
only that portion of
Shares (and any
other Deposited
Securities relating
to such Shares)
comprising a Unit or
an integral multiple
thereof (the
deliverable portion
of such Receipt or
Receipts).  For the
purpose of the
foregoing sentence,
the deliverable
portion shall be
determined on the
basis of the
aggregate number of
shares represented
by the entire amount
of Global Depositary
Shares evidenced by
the Receipt or
Receipts surrendered
by the same Owner at
the same time.  The
Depositary will
promptly advise such
Owner as to the
amount of Shares and
other Deposited
Securities, if any,
represented by the
non-deliverable
portion.  In
addition, the
Depositary shall
notify such Owner of
the additional
amount of Global
Depositary Shares
which such Owner
would be required to
surrender in order
for the Depositary
to effect delivery
of all the Shares
and the other
Deposited
Securities, if any,
represented by the
Global Depositary
Shares of such
Owner.

		4.
LIABILITY OF OWNER
OR BENEFICIAL OWNER
FOR TAXES.

		If any tax
or other
governmental charge
shall become payable
with respect to any
Receipt or any
Deposited Securities
represented hereby,
such tax or other
governmental charge
shall be payable by
the Owner or
Beneficial Owner
hereof to the
Depositary.  The
Depositary may
refuse to effect any
transfer of this
Receipt or any
withdrawal of
Deposited Securities
represented by
Global Depositary
Shares evidenced by
such Receipt until
such payment is
made, and may
withhold any
dividends or other
distributions, or
may sell for the
account of the Owner
or Beneficial Owner
hereof any part or
all of the Deposited
Securities
represented by the
Global Depositary
Shares evidenced by
this Receipt, and
may apply such
dividends or other
distributions or the
proceeds of any such
sale in payment of
such tax or other
governmental charge
and the Owner or
Beneficial Owner
hereof shall remain
liable for any
deficiency.

		5.
WARRANTIES ON
DEPOSIT OF SHARES.

		Every
person depositing
Shares under the
Deposit Agreement
shall be deemed
thereby to represent
and warrant that
such Shares and each
certificate therefor
are validly issued,
fully paid,
nonassessable, and
free of any
preemptive rights of
the holders of
outstanding Shares
and that the person
making such deposit
is duly authorized
so to do.  In
addition, every
person depositing
Shares, taking
delivery of or
transferring
Receipts, or
surrendering
Receipts and
withdrawing Shares
under the Deposit
Agreement will also
be deemed thereby
(1) prior to the
Effective Time to
(a) have made the
representations and
warranties required
pursuant to Section
2.02 of the Deposit
Agreement, (b)
acknowledge and
agree that the
Receipts, the Global
Depositary Shares
evidenced thereby
and the Shares
represented thereby
have not been
registered under the
Securities Act and
during the
Restricted Period
may not be offered,
sold, pledged or
otherwise
transferred except
(i) in accordance
with Regulation S
under the Securities
Act or (ii) to a
person whom the
seller reasonably
believes is a
qualified
institutional buyer
(QIB) as defined in
Rule 144A in a
transaction meeting
the requirements of
Rule 144A, in each
case in accordance
with any applicable
securities laws of
any state of the
United States and
provided that in
connection with any
transfer during the
Restricted Period
under (ii) above,
the transferor shall
withdraw the Shares
in accordance with
the terms and
conditions of the
Deposit Agreement
and instruct that
such Shares be
delivered to the
custodian under the
Rule 144A Deposit
Agreement for
issuance, in
accordance with the
terms and conditions
thereof, of a Rule
144A Global
Depositary Share to
or for the account
of such QIB, and (c)
acknowledge and
agree that there can
be no assurance that
a registration
statement under the
Securities Act
relating to the
Receipts will be
filed or, if filed,
will be declared
effective under the
Securities Act by
the Commission, and
that there can be no
assurance as to the
timing of the filing
of any such
registration
statement or the
timing of the
effectiveness
thereof under the
Securities Act, or
(2) at or after the
Effective Time, to
represent and
warrant that such
Shares, would not be
Restricted
Securities.  Such
representations and
warranties shall
survive the deposit
of Shares and
issuance of
Receipts.


		6.  FILING
PROOFS,
CERTIFICATES, AND
OTHER INFORMATION.

		Any person
presenting Shares
for deposit or any
Owner or Beneficial
Owner of a Receipt
may be required from
time to time to file
with the Depositary
or the Custodian
such proof of
citizenship or
residence, exchange
control approval, or
such information
relating to the
registration on the
books of the Company
or the Foreign
Registrar, if
applicable, to
execute such
certificates and to
make such
representations and
warranties, as the
Depositary may deem
necessary or proper.
The Depositary may
withhold the
delivery or
registration of
transfer of any
Receipt or the
distribution of any
dividend or sale or
distribution of
rights or of the
proceeds thereof or
the delivery of any
Deposited Securities
until such proof or
other information is
filed or such
certificates are
executed or such
representations and
warranties made.  No
Share shall be
accepted for deposit
unless accompanied
by evidence
satisfactory to the
Depositary that any
necessary approval
or clearance, if
any, has been
granted by any
governmental body in
Japan which is then
performing the
function of the
regulation of
currency exchange.

		7.
CHARGES OF
DEPOSITARY.

		The
Company agrees to
pay the fees,
reasonable expenses
and reasonable out-
of-pocket charges of
the Depositary and
those of any
Registrar only in
accordance with
agreements in
writing entered into
between the
Depositary and the
Company from time to
time.  The
Depositary shall
present its
statement for such
charges and expenses
to the Company once
every three months.
The charges and
expenses of the
Custodian are for
the sole account of
the Depositary.

		The
following charges
shall be incurred by
any party depositing
or withdrawing
Shares or by any
party surrendering
Receipts or to whom
Receipts are issued
(including, without
limitation, issuance
pursuant to a stock
dividend or stock
split declared by
the Company or an
exchange of stock
regarding the
Receipts or
Deposited Securities
or a distribution of
Receipts pursuant to
Section 4.03 of the
Deposit Agreement),
whichever
applicable: (1)
taxes and other
governmental
charges, (2) such
registration fees as
may from time to
time be in effect
for the registration
of transfers of
Shares generally on
the Share register
of the Company or
Foreign Registrar
and applicable to
transfers of Shares
to the name of the
Depositary or its
nominee or the
Custodian or its
nominee on the
making of deposits
or withdrawals under
the terms of the
Deposit Agreement,
(3) such cable,
telex and facsimile
transmission
expenses as are
expressly provided
in the Deposit
Agreement, (4) such
expenses as are
incurred by the
Depositary in the
conversion of
foreign currency
pursuant to Section
4.05 of the Deposit
Agreement, (5) a fee
of $5.00 or less per
100 Global
Depositary Shares
(or portion thereof)
for the execution
and delivery of
Receipts pursuant to
Section 2.03, 4.03
or 4.04 of the
Deposit Agreement
and the surrender of
Receipts pursuant to
Section 2.05 or 6.02
of the Deposit
Agreement, (6) a fee
of $.02 or less per
Global Depositary
Share (or portion
thereof) for any
cash distribution
made pursuant to the
Deposit Agreement,
including, but not
limited to, Sections
4.01 through 4.04 of
the Deposit
Agreement, (7) a fee
for the distribution
of securities
pursuant to Section
4.02 of the Deposit
Agreement, such fee
being in an amount
equal to the fee for
the execution and
delivery of Global
Depositary Shares
referred to above
which would have
been charged as a
result of the
deposit of such
securities (for
purposes of this
clause (7) treating
all such securities
as if they were
Shares), but which
securities are
instead distributed
by the Depositary to
Owners and (8) any
other charge payable
by the Depositary,
any of the
Depositarys agents,
including the
Custodian, or the
agents of the
Depositarys agents
in connection with
the servicing of
Shares or other
Deposited Securities
(which charge shall
be assessed against
Owners of record as
of the date or dates
set by the
Depositary in
accordance with
Section 4.06 of the
Deposit Agreement
and shall be
collected at the
sole discretion of
the Depositary by
billing such Owners
for such charge or
by deducting such
charge from one or
more cash dividends
or other cash
distributions).

		The
Depositary, subject
to Article 8 hereof,
may own and deal in
any class of
securities of the
Company and its
affiliates and in
Receipts.

		8.  PRE-
RELEASE OF RECEIPTS.


	Notwithstanding
Section 2.03 of the
Deposit Agreement,
the Depositary may
execute and deliver
Receipts prior to
the receipt of
Shares, unless
requested in writing
by the Company to
cease doing so,
pursuant to Section
2.02 of the Deposit
Agreement (a Pre-
Release).  The
Depositary may,
pursuant to Section
2.05 of the Deposit
Agreement, deliver
Shares upon the
receipt and
cancellation of
Receipts which have
been Pre-Released,
whether or not such
cancellation is
prior to the
termination of such
Pre-Release or the
Depositary knows
that such Receipt
has been Pre-
Released.  The
Depositary may
receive Receipts in
lieu of Shares in
satisfaction of a
Pre-Release.  Each
Pre-Release will be
(a) preceded or
accompanied by a
written
representation from
the person to whom
Receipts or Shares
are to be delivered
that such person, or
its customer, owns
the Shares or
Receipts to be
remitted, as the
case may be, (b) at
all times fully
collateralized with
cash or such other
collateral as the
Depositary deems
appropriate, (c)
terminable by the
Depositary on not
more than five (5)
business days
notice, and (d)
subject to such
further indemnities
and credit
regulations as the
Depositary deems
appropriate.  The
number of Global
Depositary Shares
which are
outstanding at any
time as a result of
Pre-Releases will
not normally exceed
thirty percent (30%)
of the Shares
deposited under the
Deposit Agreement;
provided, however,
that the Depositary
reserves the right
to change or
disregard such limit
from time to time as
it deems
appropriate.

		The
Depositary may
retain for its own
account any
compensation
received by it in
connection with the
foregoing.

		The
Depositary shall
require that, prior
to the Effective
Time, the person to
whom any Pre-release
is to be made
pursuant to Section
2.09 of the Deposit
Agreement deliver to
the Depositary a
duly executed and
completed Depositor
Certificate in
substantially the
form of Annex I to
the Deposit
Agreement.

		9.  TITLE
TO RECEIPTS.

		It is a
condition of this
Receipt and every
successive Owner and
Beneficial Owner of
this Receipt by
accepting or holding
the same consents
and agrees, that
title to this
Receipt (and to the
Global Depositary
Shares evidenced
hereby) when
properly endorsed or
accompanied by
proper instruments
of transfer, is
transferable by
delivery with the
same effect as in
the case of a
negotiable
instrument under the
laws of the State of
New York; provided,
however, that the
Depositary,
notwithstanding any
notice to the
contrary, may treat
the person in whose
name this Receipt is
registered on the
books of the
Depositary as the
absolute owner
hereof for the
purpose of
determining the
person entitled to
distribution of
dividends or other
distributions or to
any notice provided
for in the Deposit
Agreement or for all
other purposes and
neither the
Depositary nor the
Company will have
any obligation or be
subject to any
liability under the
Deposit Agreement to
any holder of this
Receipt unless such
holder is the Owner
hereof.

		10.
VALIDITY OF RECEIPT.

		This
Receipt shall not be
entitled to any
benefits under the
Deposit Agreement or
be valid or
obligatory for any
purpose, unless this
Receipt shall have
been executed by the
Depositary by the
manual signature of
a duly authorized
signatory of the
Depositary;
provided, however
that such signature
may be a facsimile
if a Registrar for
the Receipts shall
have been appointed
and such Receipts
are countersigned by
the manual or
facsimile signature
of a duly authorized
officer of the
Registrar.

		11.
REPORTS; INSPECTION
OF TRANSFER BOOKS.

		At or
prior to the
Effective Time, the
Company shall be
furnishing the
Securities and
Exchange Commission
(hereinafter called
the Commission) with
certain public
reports and
documents required
by foreign law or
otherwise under Rule
12g3-2(b) under the
Securities Exchange
Act of 1934.  Such
reports and
communications will
be available for
inspection and
copying by Owners
and Beneficial
Owners at the public
reference facilities
maintained by the
Commission located
at 450 Fifth Street,
N.W., Washington,
D.C. 20549.

		The
Company has agreed
that, if at any time
prior to the
expiration of the
Restricted Period,
the Company is
neither a reporting
company under
Section 13 or 15(d)
of the Securities
Exchange Act nor
exempt from the
reporting
requirements of the
Securities Exchange
Act by reason of
Rule 12g3-2(b)
thereunder, the
Company will
provide, at its
expense, to any
Owner or Beneficial
Owner or any holder
of Shares, and to
any prospective
purchaser of Global
Depositary Shares or
Shares underlying
Global Depositary
Shares designated by
such person, upon
request of such
Owner, Beneficial
Owner, holder or
prospective
purchaser, the
information required
by Rule
144A(d)(4)(i) and
otherwise comply
with Rule
144A(d)(4).  If at
any time the Company
is neither subject
to Section 13 or
15(d) of the
Securities Exchange
Act nor exempt
pursuant to Rule
12g3-2(b) under the
Securities Exchange
Act (as determined
by the Office of
International
Corporate Finance of
the Commission), the
Company has agreed
to immediately so
notify the
Depositary, and the
Depositary may so
notify the Owners in
writing at the
Companys expense.

		The
Company has
authorized the
Depositary to
deliver such
information
furnished by the
Company to the
Depositary expressly
for such purpose
during any period in
which the Company
informs the
Depositary it is
subject to the
information delivery
requirements of Rule
144A(d)(4) to any
such Owner,
Beneficial Owner,
holder of Shares or
prospective
purchaser at the
request of such
person.  The Company
has agreed to
reimburse the
Depositary for its
reasonable expenses
in connection with
such deliveries and
to provide the
Depositary with such
information in such
quantities as the
Depositary may from
time to time
reasonably request.

		The
Depositary will make
available for
inspection by Owners
of Receipts at its
Corporate Trust
Office any reports
and communications,
including any proxy
soliciting material,
received from the
Company which are
both (a) received by
the Depositary as
the holder of the
Deposited Securities
and (b) made
generally available
to the holders of
such Deposited
Securities by the
Company.  The
Depositary will also
send to Owners of
Receipts copies of
such reports when
furnished by the
Company pursuant to
the Deposit
Agreement.  Any such
reports and
communications,
including any such
proxy soliciting
material, furnished
to the Depositary by
the Company shall be
furnished in English
to the extent such
materials are
required to be
translated into
English pursuant to
any regulations of
the Commission.

		The
Depositary will keep
books, at its
Corporate Trust
Office, for the
registration of
Receipts and
transfers of
Receipts which at
all reasonable times
shall be open for
inspection by the
Owners of Receipts
provided that such
inspection shall not
be for the purpose
of communicating
with Owners of
Receipts in the
interest of a
business or object
other than the
business of the
Company or a matter
related to the
Deposit Agreement or
the Receipts.

		12.
DIVIDENDS AND
DISTRIBUTIONS.

		Whenever
the Depositary
receives any cash
dividend or other
cash distribution on
any Deposited
Securities, the
Depositary will, if
at the time of
receipt thereof any
amounts received in
a foreign currency
can in the judgment
of the Depositary be
converted on a
reasonable basis
into United States
Dollars transferable
to the United
States, and subject
to the Deposit
Agreement, convert
such dividend or
distribution into
Dollars and will
distribute the
amount thus received
(net of the fees and
expenses of the
Depositary as
provided in Article
7 hereof and Section
5.09 of the Deposit
Agreement) to the
Owners of Receipts
entitled thereto;
provided, however,
that in the event
that the Company or
the Depositary is
required to withhold
and does withhold
from any cash
dividend or other
cash distribution in
respect of any
Deposited Securities
an amount on account
of taxes, the amount
distributed to the
Owners of the
Receipts evidencing
Global Depositary
Shares representing
such Deposited
Securities shall be
reduced accordingly.

		Subject to
the provisions of
Section 4.11 and
5.09 of the Deposit
Agreement, whenever
the Depositary
receives any
distribution other
than a distribution
described in Section
4.01, 4.03 or 4.04
of the Deposit
Agreement, the
Depositary will
cause the securities
or property received
by it to be
distributed to the
Owners entitled
thereto, after
deduction or upon
payment of any fees
and expenses to the
Depositary or any
taxes or other
governmental
charges, in any
manner that the
Depositary may
reasonably deem
equitable and
practicable for
accomplishing such
distribution;
provided, however,
that if in the
opinion of the
Depositary such
distribution cannot
be made
proportionately
among the Owners of
Receipts entitled
thereto, or if for
any other reason the
Depositary deems
such distribution
not to be feasible,
the Depositary may
adopt such method as
it may deem
equitable and
practicable for the
purpose of effecting
such distribution,
including, but not
limited to, the
public or private
sale of the
securities or
property thus
received, or any
part thereof, and
the net proceeds of
any such sale (net
of the fees and
expenses of the
Depositary as
provided in Article
7 hereof and Section
5.09 of the Deposit
Agreement) will be
distributed by the
Depositary to the
Owners of Receipts
entitled thereto all
in the manner and
subject to the
conditions described
in Section 4.01 of
the Deposit
Agreement.
		If any
distribution
consists of a
dividend in, or free
distribution of,
Shares, the
Depositary may, and
will, if the Company
so requests,
distribute to the
Owners of
outstanding Receipts
entitled thereto,
additional Receipts
evidencing an
aggregate number of
Global Depositary
Shares representing
the amount of Shares
received as such
dividend or free
distribution subject
to the terms and
conditions of the
Deposit Agreement
with respect to the
deposit of Shares
and the issuance of
Global Depositary
Shares evidenced by
Receipts, including
the withholding of
any tax or other
governmental charge
as provided in
Section 4.11 of the
Deposit Agreement
and the payment of
the fees and
expenses of the
Depositary as
provided in Article
7 hereof and Section
5.09 of the Deposit
Agreement.  The
Depositary may
withhold any such
distribution of
Receipts under
Section 4.03 of the
Deposit Agreement if
it has not received
satisfactory
assurances from the
Company that such
distribution does
not require
registration under
the Securities Act
or is exempt from
registration under
the provisions of
such Act.  In lieu
of delivering
Receipts for
fractional Global
Depositary Shares in
any such case, the
Depositary will sell
the amount of Shares
represented by the
aggregate of such
fractions and
distribute the net
proceeds, all in the
manner and subject
to the conditions
described in Section
4.01 of the Deposit
Agreement.  If
additional Receipts
are not so
distributed, each
Global Depositary
Share shall
thenceforth also
represent the
additional Shares
distributed upon the
Deposited Securities
represented thereby.
Prior to the
Effective Time, each
beneficial owner of
Receipts or Shares
so distributed shall
be deemed to have to
have acknowledged
that such Receipts
or Shares have not
been registered
under the Securities
Act of 1933 and to
have agreed to
comply with the
restrictions on
transfer set forth
on the face of this
Receipt.

		In the
event that the
Depositary
determines that any
distribution in
property (including
Shares and rights to
subscribe therefor)
is subject to any
tax or other
governmental charge
which the Depositary
is obligated to
withhold, the
Depositary may by
public or private
sale dispose of all
or a portion of such
property (including
Shares and rights to
subscribe therefor)
in such amounts and
in such manner as
the Depositary deems
necessary and
practicable to pay
any such taxes or
charges, and the
Depositary shall
distribute the net
proceeds of any such
sale after deduction
of such taxes or
charges to the
Owners of Receipts
entitled thereto.

		13.
RIGHTS.

		In the
event that the
Company shall offer
or cause to be
offered to the
holders of any
Deposited Securities
any rights to
subscribe for
additional Shares or
any rights of any
other nature, the
Depositary shall
have discretion as
to the procedure to
be followed in
making such rights
available to any
Owners or in
disposing of such
rights on behalf of
any Owners and
making the net
proceeds available
to such Owners or,
if by the terms of
such rights offering
or for any other
reason, the
Depositary may not
either make such
rights available to
any Owners or
dispose of such
rights and make the
net proceeds
available to such
Owners, then the
Depositary shall
allow the rights to
lapse.  If at the
time of the offering
of any rights the
Depositary
determines in its
discretion that it
is lawful and
feasible to make
such rights
available to all or
certain Owners but
not to other Owners,
the Depositary may
distribute to any
Owner to whom it
determines the
distribution to be
lawful and feasible,
in proportion to the
number of Global
Depositary Shares
held by such Owner,
warrants or other
instruments therefor
in such form as it
deems appropriate.

		In
circumstances in
which rights would
otherwise not be
distributed, if an
Owner of Receipts
requests the
distribution of
warrants or other
instruments in order
to exercise the
rights allocable to
the Global
Depositary Shares of
such Owner
hereunder, the
Depositary will make
such rights
available to such
Owner upon written
notice from the
Company to the
Depositary that (a)
the Company has
elected in its sole
discretion to permit
such rights to be
exercised and (b)
such Owner has
executed such
documents as the
Company has
determined in its
sole discretion are
reasonably required
under applicable
law.

		If the
Depositary has
distributed warrants
or other instruments
for rights to all or
certain Owners, then
upon instruction
from such an Owner
pursuant to such
warrants or other
instruments to the
Depositary from such
Owner to exercise
such rights, upon
payment by such
Owner to the
Depositary for the
account of such
Owner of an amount
equal to the
purchase price of
the Shares to be
received upon the
exercise of the
rights, and upon
payment of the fees
and expenses of the
Depositary and any
other charges as set
forth in such
warrants or other
instruments, the
Depositary shall, on
behalf of such
Owner, exercise the
rights and purchase
the Shares, and the
Company shall cause
the Shares so
purchased to be
delivered to the
Depositary on behalf
of such Owner.  As
agent for such
Owner, the
Depositary will
cause the Shares so
purchased to be
deposited pursuant
to Section 2.02 of
the Deposit
Agreement, and
shall, pursuant to
Section 2.03 of the
Deposit Agreement,
execute and deliver
Receipts to such
Owner.  In the case
of a distribution
pursuant to the
second paragraph of
this Article 13,
such Receipts shall
be legended in
accordance with
applicable U.S.
laws, and shall be
subject to the
appropriate
restrictions on
sale, deposit,
cancellation, and
transfer under such
laws.

		If the
Depositary
determines in its
discretion that it
is not lawful and
feasible to make
such rights
available to all or
certain Owners, it
may sell the rights,
warrants or other
instruments in
proportion to the
number of Global
Depositary Shares
held by the Owners
to whom it has
determined it may
not lawfully or
feasibly make such
rights available,
and allocate the net
proceeds of such
sales (net of the
fees and expenses of
the Depositary as
provided in Section
5.09 of the Deposit
Agreement and all
taxes and
governmental charges
payable in
connection with such
rights and subject
to the terms and
conditions of the
Deposit Agreement)
for the account of
such Owners
otherwise entitled
to such rights,
warrants or other
instruments, upon an
averaged or other
practical basis
without regard to
any distinctions
among such Owners
because of exchange
restrictions or the
date of delivery of
any Receipt or
otherwise.

		The
Depositary will not
offer rights to
Owners unless both
the rights and the
securities to which
such rights relate
are either exempt
from registration
under the Securities
Act with respect to
a distribution to
all Owners or are
registered under the
provisions of such
Act; provided, that
nothing in this
Deposit Agreement
shall create any
obligation on the
part of the Company
to file a
registration
statement with
respect to such
rights or underlying
securities or to
endeavor to have
such a registration
statement declared
effective.  If an
Owner of Receipts
requests the
distribution of
warrants or other
instruments,
notwithstanding that
there has been no
such registration
under such Act, the
Depositary shall not
effect such
distribution unless
it has received an
opinion from
recognized counsel
in the United States
for the Company upon
which the Depositary
may rely that such
distribution to such
Owner is exempt from
such registration.

		The
Depositary shall not
be responsible for
any failure to
determine that it
may be lawful or
feasible to make
such rights
available to Owners
in general or any
Owner in particular,
subject to Section
5.08.

		14.
CONVERSION OF
FOREIGN CURRENCY.

		Whenever
the Depositary or
the Custodian shall
receive foreign
currency, by way of
dividends or other
distributions or the
net proceeds from
the sale of
securities, property
or rights, and if at
the time of the
receipt thereof the
foreign currency so
received can in the
judgment of the
Depositary be
converted on a
reasonable basis
into Dollars and the
resulting Dollars
transferred to the
United States, the
Depositary shall,
subject to any
restrictions imposed
by Japanese law,
regulations or
applicable permits,
convert or cause to
be converted, by
sale or in any other
manner that it may
determine, such
foreign currency
into Dollars, and
such Dollars shall
be distributed to
the Owners entitled
thereto or, if the
Depositary shall
have distributed any
warrants or other
instruments which
entitle the holders
thereof to such
Dollars, then to the
holders of such
warrants and/or
instruments upon
surrender thereof
for cancellation.
Such distribution
may be made upon an
averaged or other
practicable basis
without regard to
any distinctions
among Owners on
account of exchange
restrictions, the
date of delivery of
any Receipt or
otherwise and shall
be net of any
reasonable and
customary expenses
of conversion into
Dollars incurred by
the Depositary and
of the fees of the
Depositary as
provided in Section
5.09 of the Deposit
Agreement.

		If such
conversion or
distribution can be
effected only with
the approval or
license of any
government or agency
thereof, the
Depositary shall
file such
application for
approval or license,
if any, as it may
deem desirable.

		If at any
time the Depositary
shall determine that
in its judgment any
foreign currency
received by the
Depositary or the
Custodian is not
convertible on a
reasonable basis
into Dollars
transferable to the
United States, or if
any approval or
license of any
government or agency
thereof which is
required for such
conversion is denied
or in the opinion of
the Depositary is
not obtainable, or
if any such approval
or license is not
obtained within a
reasonable period as
determined by the
Depositary, the
Depositary may
distribute the
foreign currency (or
an appropriate
document evidencing
the right to receive
such foreign
currency) received
by the Depositary
to, or in its
discretion may hold
such foreign
currency uninvested
and without
liability for
interest thereon for
the respective
accounts of, the
Owners entitled to
receive the same.

		If any
such conversion of
foreign currency, in
whole or in part,
cannot be effected
for distribution to
some of the Owners
entitled thereto,
the Depositary may
in its discretion
make such conversion
and distribution in
Dollars to the
extent permissible
to the Owners
entitled thereto and
may distribute the
balance of the
foreign currency
received by the
Depositary to, or
hold such balance
uninvested and
without liability
for interest thereon
for the respective
accounts of, the
Owners entitled
thereto.

		15.
RECORD DATES.

		Whenever
any cash dividend or
other cash
distribution shall
become payable or
any distribution
other than cash
shall be made, or
whenever rights
shall be issued with
respect to the
Deposited
Securities, or
whenever the
Depositary shall
receive notice of
any meeting of
holders of Shares or
other Deposited
Securities, or
whenever for any
reason the
Depositary causes a
change in the number
of Shares that are
represented by each
Global Depositary
Share, or whenever
the Depositary shall
find it necessary or
convenient, the
Depositary shall fix
a record date (a)
for the
determination of the
Owners of Receipts
who shall be (i)
entitled to receive
such dividend,
distribution or
rights or the net
proceeds of the sale
thereof, (ii)
entitled to give
instructions for the
exercise of voting
rights at any such
meeting, or (iii)
obligated to pay any
charges pursuant to
clause (8) of
Section 5.09 of the
Deposit Agreement,
or (b) on or after
which each Global
Depositary Share
will represent the
changed number of
Shares, subject to
the provisions of
the Deposit
Agreement.

		16.
VOTING OF DEPOSITED
SECURITIES.

		Upon
receipt of notice of
any meeting of
holders of Shares or
other Deposited
Securities, if
requested in writing
by the Company, the
Depositary shall, as
soon as practicable
thereafter, mail to
the Owners of
Receipts a notice,
the form of which
notice shall be in
the sole discretion
of the Depositary,
which shall contain
(a) such information
as is contained in
such notice of
meeting received by
the Depositary from
the Company, (b) a
statement that the
Owners of Receipts
as of the close of
business on a
specified record
date will be
entitled, subject to
any applicable
provision of
Japanese law and of
the Articles of
Incorporation of the
Company and the
provisions of the
Deposited
Securities, to
instruct the
Depositary as to the
exercise of the
voting rights, if
any, pertaining to
the amount of Shares
or other Deposited
Securities
represented by their
respective Global
Depositary Shares
and (c) a statement
as to the manner in
which such
instructions may be
given.  Because of
the unit share
system adopted by
the Company in
accordance with
Japanese law, the
Depositary shall in
no event vote or
exercise the right
to vote Shares other
than in a unit of
1,000 Shares or
integral multiples
thereof, and may
therefore not be
permitted to vote
all Shares in
respect of which it
has received voting
instructions from
Owners of Receipts.
In voting or
exercising the right
to vote Shares, the
Depositary shall, to
the extent possible,
aggregate Shares
represented by
Global Depositary
Shares evidenced by
the Receipts as to
which the Owners
thereof have given
the same or similar
instructions.
Subject to the
foregoing, upon the
written request of
an Owner of a
Receipt on such
record date,
received on or
before the date
established by the
Depositary for such
purpose, the
Depositary shall
endeavor, insofar as
practicable and
permitted under
applicable law, the
Articles of
Incorporation of the
Company and the
provisions of the
Deposited
Securities, to vote
or cause to be voted
the amount of Shares
or other Deposited
Securities
represented by such
Global Depositary
Shares evidenced by
such Receipt in
accordance with the
instructions set
forth in such
request.  The
Depositary shall not
vote or attempt to
exercise the right
to vote that
attaches to the
Shares or other
Deposited
Securities, other
than in accordance
with such
instructions.

		17.
CHANGES AFFECTING
DEPOSITED
SECURITIES.

		In
circumstances where
the provisions of
Section 4.03 of the
Deposit Agreement do
not apply, upon any
change in nominal
value, change in par
value, split-up,
consolidation, or
any other
reclassification of
Deposited
Securities, or upon
any
recapitalization,
reorganization,
merger or
consolidation, or
sale of assets
affecting the
Company or to which
it is a party, any
securities which
shall be received by
the Depositary or a
Custodian in
exchange for or in
conversion of or in
respect of Deposited
Securities shall be
treated as new
Deposited Securities
under the Deposit
Agreement, and the
Global Depositary
Shares shall
thenceforth
represent, in
addition to the
existing Deposited
Securities, the
right to receive the
new Deposited
Securities so
received in exchange
or conversion,
unless additional
Receipts are
delivered pursuant
to the following
sentence.  In any
such case the
Depositary may, with
the Companys
approval, and will,
if the Company so
requests, execute
and deliver
additional Receipts
as in the case of a
distribution in
Shares, or call for
the surrender of
outstanding Receipts
to be exchanged for
new Receipts
specifically
describing such new
Deposited
Securities.

		18.
	LIABILITY OF
THE COMPANY AND
DEPOSITARY.

		Neither
the Depositary nor
the Company nor any
of their respective
directors,
employees, agents or
affiliates shall
incur any liability
to any Owner or
Beneficial Owner of
any Receipt, if by
reason of any
provision of any
present or future
law or regulation of
the United States,
Japan or any other
country, or of any
other governmental
or regulatory
authority, or by
reason of any
provision, present
or future, of the
Articles of
Incorporation of the
Company, or by
reason of any
provision of any
securities issued or
distributed by the
Company, or any
offering or
distribution
thereof, or by
reason of any act of
God or war or other
circumstances beyond
its control, the
Depositary or the
Company shall be
prevented, delayed
or forbidden from,
or be subject to,
any civil or
criminal penalty on
account of doing or
performing any act
or thing which by
the terms of the
Deposit Agreement or
Deposited Securities
it is provided shall
be done or
performed; nor shall
the Depositary or
the Company or any
of their respective
directors,
employees, agents or
affiliates incur any
liability to any
Owner or Beneficial
Owner of a Receipt
by reason of any
non- performance or
delay, caused as
aforesaid, in the
performance of any
act or thing which
by the terms of the
Deposit Agreement it
is provided shall or
may be done or
performed, or by
reason of any
exercise of, or
failure to exercise,
any discretion
provided for in the
Deposit Agreement.
Where, by the terms
of a distribution
pursuant to Section
4.01, 4.02 or 4.03
of the Deposit
Agreement, or an
offering or
distribution
pursuant to Section
4.04 of the Deposit
Agreement or for any
other cause not
attributable to the
Depositary, such
distribution or
offering may not be
made available to
Owners of Receipts,
and the Depositary
may not dispose of
such distribution or
offering on behalf
of such Owners and
make the net
proceeds available
to such Owners, then
the Depositary shall
not make such
distribution or
offering, and shall
allow any rights, if
applicable, to
lapse.  Neither the
Company nor the
Depositary assumes
any obligation or
shall be subject to
any liability under
the Deposit
Agreement to Owners
or Beneficial Owners
of Receipts, except
that they agree to
perform their
obligations
specifically set
forth in the Deposit
Agreement without
negligence or bad
faith.  The
Depositary shall not
be subject to any
liability with
respect to the
validity or worth of
the Deposited
Securities.  Neither
the Depositary nor
the Company shall be
under any obligation
to appear in,
prosecute or defend
any action, suit, or
other proceeding in
respect of any
Deposited Securities
or in respect of the
Receipts, which in
its opinion may
involve it in
expense or
liability, unless
indemnity
satisfactory to it
against all expense
and liability shall
be furnished as
often as may be
required, and the
Custodian shall not
be under any
obligation
whatsoever with
respect to such
proceedings, the
responsibility of
the Custodian being
solely to the
Depositary.  Neither
the Depositary nor
the Company shall be
liable for any
action or nonaction
by it in reliance
upon the advice of
or information from
legal counsel,
accountants, any
person presenting
Shares for deposit,
any Owner or
Beneficial Owner of
a Receipt, or any
other person
believed by it in
good faith to be
competent to give
such advice or
information.  The
Depositary shall not
be responsible for
any failure to carry
out any instructions
to vote any of the
Deposited
Securities, or for
the manner in which
any such vote is
cast or the effect
of any such vote,
provided that any
such action or
nonaction is in good
faith.  The
Depositary shall not
be liable for any
acts or omissions
made by a successor
depositary whether
in connection with a
previous act or
omission of the
Depositary or in
connection with a
matter arising
wholly after the
removal or
resignation of the
Depositary, provided
that in connection
with the issue out
of which such
potential liability
arises, the
Depositary performed
its obligations
without negligence
or bad faith while
it acted as
Depositary.

		19.
	RESIGNATION AND
REMOVAL OF THE
DEPOSITARY;
APPOINTMENT OF
SUCCESSOR CUSTODIAN.

		The
Depositary may at
any time resign as
Depositary hereunder
by written notice of
its election so to
do delivered to the
Company, such
resignation to take
effect  upon the
appointment of a
successor depositary
and its acceptance
of such appointment
as provided in the
Deposit Agreement.
The Depositary may
at any time be
removed by the
Company by written
notice of such
removal, effective
upon the appointment
of a successor
depositary and its
acceptance of such
appointment as
provided in the
Deposit Agreement.
Whenever the
Depositary in its
discretion
determines that it
is in the best
interest of the
Owners of Receipts
to do so, it may
appoint a substitute
or additional
custodian or
custodians.

		20.
AMENDMENT.

		The form
of the Receipts and
any provisions of
the Deposit
Agreement may at any
time and from time
to time be amended
by agreement between
the Company and the
Depositary without
the consent of
Owners or Beneficial
Owners of Receipts
in any respect which
they may deem
necessary or
desirable.  Any
amendment which
shall impose or
increase any fees or
charges (other than
taxes and other
governmental
charges,
registration fees,
cable, telex or
facsimile
transmission costs,
delivery costs or
other such
expenses), or which
shall otherwise
prejudice any
substantial existing
right of Owners of
Receipts, shall,
however, not become
effective as to
outstanding Receipts
until the expiration
of thirty days after
notice of such
amendment shall have
been given to the
Owners of
outstanding
Receipts.  Every
Owner of a Receipt
at the time any
amendment so becomes
effective shall be
deemed, by
continuing to hold
such Receipt, to
consent and agree to
such amendment and
to be bound by the
Deposit Agreement as
amended thereby.  In
no event shall any
amendment impair the
right of the Owner
of any Receipt to
surrender such
Receipt and receive
therefor the
Deposited Securities
represented thereby
except in order to
comply with
mandatory provisions
of applicable law.

		21.
	TERMINATION OF
DEPOSIT AGREEMENT.

		The
Depositary at any
time at the
direction of the
Company, shall
terminate the
Deposit Agreement by
mailing notice of
such termination to
the Owners of all
Receipts then
outstanding at least
30 days prior to the
date fixed in such
notice for such
termination.  The
Depositary may
likewise terminate
the Deposit
Agreement by mailing
notice of such
termination to the
Company and the
Owners of all
Receipts then
outstanding if at
any time 90 days
shall have expired
after the Depositary
shall have delivered
to the Company a
written notice of
its election to
resign and a
successor depositary
shall not have been
appointed and
accepted its
appointment as
provided in the
Deposit Agreement.
On and after the
date of termination,
the Owner of a
Receipt will, upon
(a) surrender of
such Receipt at the
Corporate Trust
Office of the
Depositary, (b)
payment of the fee
of the Depositary
for the surrender of
Receipts referred to
in Section 2.05 of
the Deposit
Agreement, and (c)
payment of any
applicable taxes or
governmental
charges, be entitled
to delivery, to him
or upon his order,
of the amount of
Deposited Securities
represented by the
Global Depositary
Shares evidenced by
such Receipt.  If
any Receipts shall
remain outstanding
after the date of
termination, the
Depositary
thereafter shall
discontinue the
registration of
transfers of
Receipts, shall
suspend the
distribution of
dividends to the
Owners thereof, and
shall not give any
further notices or
perform any further
acts under the
Deposit Agreement,
except that the
Depositary shall
continue to collect
dividends and other
distributions
pertaining to
Deposited
Securities, shall
sell rights and
other property as
provided in the
Deposit Agreement,
and shall continue
to deliver Deposited
Securities, together
with any dividends
or other
distributions
received with
respect thereto and
the net proceeds of
the sale of any
rights or other
property, in
exchange for
Receipts surrendered
to the Depositary
(after deducting, in
each case, the fee
of the Depositary
for the surrender of
a Receipt, any
expenses for the
account of the Owner
of such Receipt in
accordance with the
terms and conditions
of the Deposit
Agreement, and any
applicable taxes or
governmental
charges).  At any
time after the
expiration of one
year from the date
of termination, the
Depositary may sell
the Deposited
Securities then held
under the Deposit
Agreement and may
thereafter hold
uninvested the net
proceeds of any such
sale, together with
any other cash then
held by it
thereunder,
unsegregated and
without liability
for interest, for
the pro rata benefit
of the Owners of
Receipts which have
not theretofore been
surrendered, such
Owners thereupon
becoming general
creditors of the
Depositary with
respect to such net
proceeds.  After
making such sale,
the Depositary shall
be discharged from
all obligations
under the Deposit
Agreement, except to
account for such net
proceeds and other
cash (after
deducting, in each
case, the fee of the
Depositary for the
surrender of a
Receipt, any
expenses for the
account of the Owner
of such Receipt in
accordance with the
terms and conditions
of the Deposit
Agreement, and any
applicable taxes or
governmental
charges).  Upon the
termination of the
Deposit Agreement,
the Company shall be
discharged from all
obligations under
the Deposit
Agreement except for
its obligations to
the Depositary with
respect to
*	To be used
prior to
effectiveness of a
registration
statement on Form F-
6 under the Act
relating to
depositary receipts
to be issued
pursuant to the
Deposit Agreement
following such
effectiveness.
*	To be used
prior to the
expiration of 40
days after the later
of the commencement
of the offering of
Global Depositary
Shares and the
related closing.
*	To be removed
after the
Effective Time_


A-2

DC_LAN01: 77555.3